UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 25, 2018

AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-55456 (Commission File Number)	46-3914127 (I.R.S. Employer Identification No.)

9002 Technology Lane, Fishers Indiana, 46038
(Address of principal executive offices)

(606) 637-3740
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.

On July 26, 2018, American Resources Corporation issued a press release containing a shareholder letter from the company’s Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Exhibit No.	Description

99.1	Press Release issued by American Resources Corporation, dated July 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: July 26, 2018	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer